OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund’s Statement of Information
dated July 29, 2013

The following information replaces the section in the Funds’ Statement of Information entitled "Portfolio Managers – B. Other Accounts Managed – Optimum Large Cap Growth Fund – T. Rowe Price”:

Optimum Large Cap Growth Fund:
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
T. Rowe Price
Joseph B. Fath
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	0	$0	0	$0

*
 Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of a date as recent as practicable.

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2014.